UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2011

DEMANDTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33634 (Commission File Number)	94-3344761 (I.R.S. Employer Identification Number)

1 Franklin Parkway

Building 910
San Mateo, CA 94403

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 645-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2011, Daniel R. Fishback, President and Chief Executive Officer of DemandTec, Inc. (the “Company”), cancelled his previously disclosed written stock sales plan that he had entered into in October 2010 in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding securities transactions..

As a result of the cancellation, up to 116,950 shares of the Company’s Common Stock issuable upon the settlement of outstanding performance-based restricted stock units and time-based restricted stock units that were otherwise scheduled for sale under the plan will no longer be sold under the plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEMANDTEC, INC.

DATE: July 18, 2011	By:	/s/ Michael J. McAdam
Michael J. McAdam
General Counsel and Secretary